Exhibit 99.1

® 1 ‘698 ICS Phase 2 QD Dose-Ranging Study Improved Lung Function vs. Placebo Mean change from baseline in trough FEV1 (L) following 8 weeks' treatment - 0.05 0.10 0.15 0.20 0.25 0.30 0.35 Placebo 200mcg QD 400mcg QD No adverse effect on cortisol excretion